 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

ZHEN DING RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-188152	11-335926
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Suite 205, 353 St. Nicolas, Montreal Quebec, Canada
(Address of principal executive offices)

(438) 882-4148
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On September 24, 2018, Zhen Ding Resources Inc. (the “Company”) dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm.

(ii)	The reports of Marcum regarding the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)	During the Company’s fiscal years December 31, 2017 and 2016, and through September 24, 2018, there were (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum would have caused Marcum to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to our internal control over financial reporting, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company provided Marcum with a copy of the foregoing disclosures and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the disclosures. A copy of the letter provided by Markum is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       New Independent Registered Public Accounting Firm

(1)	Effective September 24, 2018, the Company engaged ThayerOneal Certified Public Accountants (“Thayer”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through September 24, 2018, the Company had not consulted with Thayer regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Thayer concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHEN DING RESOURCES INC.

Date: September 27, 2018	By:	/s/ Wen Mei Tu
Wen Mei Tu
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Marcum LLP